SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-34099)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 63  [X]
and
REGISTRATION STATEMENT (No. 811-1796)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 63 [X]
Fidelity Destiny Portfolios
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-570-7000
Arthur S. Loring, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (X) on November 19, 1997 pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
FIDELITY DESTINY PORTFOLIOS
CROSS REFERENCE SHEET
Form N-1A Item Number



Part A                  Prospectus Caption



1                       Cover Page

2a                      Expenses; Breakdown of Expenses

  b,c                   Contents; Who May Want to Invest

3a                      Financial Highlights

  b                     *

  c,d                   Performance

4a(i)                   Charter

 a(ii)                  Investment Principles and Risks;
                        Fundamental Investment Policies and
                        Restrictions

  b                     Securities and Investment Practices

  c Who May Want to Invest; Investment Principles and Risks; Securities and Investment Practices; Fundamental
                        Investment Policies and Restrictions

 5a                     Charter

  b(i)                  Cover Page; Charter; FMR and Its Affiliates

  b(ii) Charter; FMR and Its Affiliates; Breakdown of Expenses

                        Expenses; Breakdown of Expenses;
 b(iii)                 Management Fee

  c,d                   Cover Page; Charter; FMR and Its Affiliates;
                        Breakdown of Expenses

  e                     FMR and Its Affiliates; Other Expenses

  f                     Expenses

  g                     Expenses; FMR and Its Affiliates

5A                      Performance

6a(i)                   Charter

 a(ii)                  How to Buy Shares; How to Sell Shares;
                        Investor Services; Transaction Details;
                        Exchange Restrictions

 a(iii)                 Transaction Details

   b                    FMR and Its Affiliates

   c                    Transaction Details; Exchange Restrictions

   d                    Who May Want to Invest; How to Buy Shares

   e                    Cover Page; Types of Accounts; How to Buy
                        Shares; How to Sell Shares; Investor
                        Services; Exchange Restrictions

  f,g                   Dividends, Capital Gains, and Taxes

  h                     *

7a                      Cover Page; Charter

  b,c                   How to Buy Shares; Transaction Details

  d                     How to Buy Shares

  e                     Expenses

  f                     Breakdown of Expenses

8                       How to Sell Shares; Transaction Details;
                        Exchange Restrictions

9                       *



*Not Applicable

FIDELITY
DESTINY PORTFOLIOS:
Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a
copy of    a     fund   '    s most recent financial report and
portfolio listing or a copy of the Statement of Additional Information
(SAI) dated November 19, 1997.    T    he SAI has been filed with the
Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http:/www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either
document, call Fidelity Distributors Corporation (FDC)   , 82
Devonshire Street, Boston, MA 02109     at the appropriate number
listed below, or your investment professional.
FIDELITY DISTRIBUTORS CORPORATION
FIDELITY INVESTMENTS INSTITUTIONAL SERVICES COMPANY, INC., BROKER/DEALER SERVICES DIVISION
Nationwide (toll-free) 1-800-433-0734
   In Alaska or     Overseas (call collect) 1-617-328-5000
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF
THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
   DES-PRO-1197

   MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS
   OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION.
   SHARES ARE NOT INSURED BY THE FDIC, FEDERAL
   RESERVE BOARD OR ANY OTHER AGENCY, AND ARE
   SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
   OF PRINCIPAL AMOUNT INVESTED.
   Destiny I (fund number 006)
   Destiny II (fund number 306)
Each fund seeks capital growth. Although many of the securities in each fund's portfolio at any given time may be income-producing, income generally will not be a consideration in the selection of securities.
Shares of each fund may be purchased only through Fidelity Systematic Investment Plans: Destiny Plans I and Destiny Plans II (the Plans or a
Plan), a unit investment trust. Details of the Plans, including the Creation and Sales Charges, as well as Custodian Fees, are discussed in the Prospectus for the Plans. The charges for the first year of a Plan may amount to as much as 50% of the amounts paid under a Plan. Prospective investors should read this Prospectus in conjunction with the Plans' Prospectus.
PROSPECTUS
DATED NOVEMBER 19, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA 02109
CONTENTS



PROSPECTUS

KEY FACTS                                WHO MAY WANT TO INVEST

                                         EXPENSES Each fund's yearly operating expenses.

                                         FINANCIAL HIGHLIGHTS A summary of each fund's financial data.

                                         PERFORMANCE How each fund has done over time.

THE FUNDS IN DETAIL                      CHARTER How each fund is organized.

                                         INVESTMENT PRINCIPLES AND RISKS Each fund's overall approach to investing.

                                         BREAKDOWN OF EXPENSES How operating costs are calculated and what they include.

YOUR ACCOUNT                             HOW TO BUY SHARES

                                         HOW TO SELL SHARES Taking money out and closing your account.

                                         INVESTOR SERVICES  Services to help you manage your account.

SHAREHOLDER AND ACCOUNT POLICIES         DIVIDENDS, CAPITAL GAINS, AND TAXES

                                         TRANSACTION DETAILS Share price calculations and the timing of purchases and redemptions.

                                         EXCHANGE RESTRICTIONS



   KEY FACTS


WHO MAY WANT TO INVEST
Each fund is designed for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns and who want to be invested in the stock market for its long-term growth potential. Each fund invests for growth and does not pursue income.
Shares of each fund may be acquired only through the purchase of an interest in Fidelity Systematic Investment Plans: Destiny Plans I or Destiny Plans II. The funds are designed for investors who are seeking accumulation of capital through regular, systematic investing over a period of 10 years or more. Investments in the funds are based on the concept of "dollar-cost averaging." This involves consistently buying uniform dollar amounts of a fund regardless of the price, at regular intervals. When prices are low, more shares are bought than when prices are high. Because the value of the securities in each fund fluctuates with market conditions, if you liquidate your Plan investment when the market value of your shares is less than their original cost, including the initial Plan's Creation and Sales Charges, you will incur a loss. Investments in a systematic investment plan do not eliminate market risk. While FMR will seek to realize capital growth over the lifetime of a Plan, the policies FMR follows may not be appropriate if you are unable to complete your Plan. You should also consider your ability to continue to invest during periods of varying economic and market conditions.
Receipt by each fund of investments on a systematic basis tends to provide a more consistent level of fund assets than might be the case for those funds whose shares are sold directly and may allow each fund to plan for the gradual accumulation of various individual security positions. One example of how each fund could employ this concept is through the program of dollar-cost averaging as described above. Such a program could be hampered by increased net redemptions or the failure of Plan investors to purchase shares.
FMR is also the investment adviser to certain other investment companies not sold through systematic investment plans, which also have objectives of capital growth. The investment policies employed by each of these funds vary, as do the sales charges assessed to fund share purchases and the investment results each has attained.
   The value of each fund's investments varies from day to day, generally reflecting changes in market conditions and other company, political, and economic news. In the short-term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities.
Each fund is not in itself a balanced investment plan. You should consider your investment objective and tolerance for risk when making an investment decision. When you sell your fund shares, they may be worth more or less than what you paid for them.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. Neither fund will offer its shares publicly except through the Plans, which impose separate Creation and Sales Charges. Creation and Sales Charges vary according to the monthly investment size and duration of each Plan. Please refer to the Plans' Prospectus for details.

                                      Destiny                 Destiny II
                                      I

   Sales charge on purchases             None                    None
   and reinvested distributions

   Deferred sales charge on              None                    None
   redemptions

ANNUAL OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to Fidelity Management & Research Company
(FMR) that varies based on its performance. Each fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. Management fees and other expenses are reflected in each fund's share price and are not charged directly to individual shareholder accounts. For accounts maintained within the Plans, separate custodian fees and an annual service fee are charged directly to Planholders. Please refer to the section "Breakdown of Expenses," beginning on page and the Plans' Prospectus for further information.
The following figures are based on historical expenses of each fund and are calculated as a percentage of average net assets of
   each     fund. A portion of the brokerage commissions that a fund
pays is used to reduce that fund's expenses. In addition, each fund has entered into arrangements with its custodian and transfer agent
whereby    credits realized as a result of     uninvested cash
balances    are     used to reduce custodian and transfer agent
expenses. Including these reductions, the total fund operating expenses presented in the table would have been 0.38% and 0.53% for Destiny I and Destiny II, respectively.
                               Destiny I         Destiny II

Management fee                 0.36%             0.50%

12b-1 fee (Distribution Fee)   None              None

Other expenses                 0.03%             0.04%

TOTAL OPERATING EXPENSES       0.39%             0.54%

EXPENSE TABLE EXAMPLE: You would pay the following    amount in total
expenses on a $1,000 investment in a fund, assuming a 5% annual return and full redemption at the end of each time period. Total expenses shown below include any shareholder transaction expenses and a fund's annual operating expenses.
             1 Year   3 Years   5 Years   10 Years

Destiny I    $ 4      $ 13      $ 22      $ 49

Destiny II   $ 6      $ 17      $ 30      $ 68

THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE    NOT MEANT
TO SUGGEST ACTUAL OR EXPECTED EXPENSES OR     RETURNS, ALL OF WHICH
MAY VARY.
Please refer to page for the funds' past performance. As stated above, Creation and Sales Charges vary for each Plan. Generally, however, these charges are structured to decrease as a percentage of the monthly investment as the Plan progresses. Consequently, the major portion of the total Creation and Sales Charges incurred during the life of a Plan are assessed within its first year. For a detailed explanation of applicable rate structure, please refer to the Plans' Prospectus.
FINANCIAL HIGHLIGHTS
The financial highlights tables that follow    for Destiny I and
Destiny II     have been audited by    Coopers & Lybrand L.L.P.    ,
independent accountants. The funds' financial highlights, financial
statements, and    report of the auditor     are included in the
funds' Annual Report, and are incorporated by reference into    (are
legally a part of)     the funds' SAI. Contact FDC or your investment
professional for a free copy of the Annual Report or the SAI.
DESTINY I



Selected Per-Share Data and Ratios

Years ended September 30
1997       1996        1995    1994E   1993H   1993I          1992I          1991I   1990I   1989I          1988I

Net asset value, beginning
$ 20.41    $ 18.78     $ 17.70 $ 16.86 $ 17.22 $ 16.54        $ 15.23        $ 14.24 $ 14.03 $ 12.44        $15.93
of period

Income from Investment
Operations

 Net investment income
 .49C       .45         .41     .30     .04     .26            .31            .33     .46D    .30            .24

 Net realized and unrealized
6.36       2.42        3.54    1.69    .75     3.16           2.55           1.25    1.18    1.81              (.35)
 gain (loss)

 Total from investment
6.85       2.87        3.95    1.99    .79     3.42           2.86           1.58    1.64    2.11           (.11)
 operations

Less Distributions

 From net investment income
(.45)      (.43)       (.34)   (.11)   (.14)   (.30)          (.49)          (.10)   (.38)   (.26)          (.39)

 From net realized gain
(1.73)     (.81)       (2.53)  (1.04)  (1.01)  (2.44)         (1.06)         (.49)   (1.05)  (.26)          (2.99)

 Total distributions
(2.18)     (1.24)      (2.87)  (1.15)  (1.15)  (2.74)         (1.55)         (.59)   (1.43)  (.52)          (3.38)

Net asset value, end of period
$ 25.08    $ 20.41     $ 18.78 $ 17.70 $ 16.86 $ 17.22        $ 16.54        $ 15.23 $ 14.24 $ 14.03        $12.44

Total returnB
36.29%   J     16.04%  27.49%  12.30%  4.77%   23.90%         20.18%         11.93%  12.17%  17.90%         (1.45)%

Net assets, end of period
$ 5,96   1 $ 4,565     $ 4,053 $ 3,273 $ 2,973 $ 2,86   9     $ 2,37   3     $ 2,023 $ 1,832 $ 1,66   2     $1,4   40
(   In millions    )

Ratio of expenses to
 .39%       .65%        .68%    .70%    .65%A   .66%           .61%           .50%    .53%    .60%           .60%
       average        net assets

Ratio of expenses to
 .38%F      .65%        .68%    .70%    .65%A   .66%           .61%           .50%    .53%    .60%           .60%
       average net assets after
expense reductions

Ratio of net investment
2.20%      2.40%       2.35%   1.69%   1.11%A  1.83%          2.00%          2.45%   3.37%   2.35%          2.10%
income to average net assets

Portfolio turnover rate
   3    2% 42%         55%     77%     82%A    75%            75%            84%     75%     72%            80%

Average commissions rateG
$    .0478 $ .0175


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF THE SEPARATE SALES CHARGES AND CUSTODIAN FEES ASSESSED THROUGH FIDELITY SYSTEMATIC INVESTMENT PLANS AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS SPECIAL DIVIDENDS OF $.09 PER
SHARE.
E EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
H THREE MONTHS ENDED SEPTEMBER 30, 1993
I YEARS ENDED JUNE 30
   J THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
DESTINY II



   NOTE:     PER    SHA    RE    D    ATA    HAVE BEEN ADJUSTED FOR A 3-FOR-1 SHARE SPLIT PAID JUNE 21, 1996.

   Selected Per-Share Data and Ratios


Years ended September 30
1997            1996           1995           1994E   1993H   1993I   1992I   1991I     1990I     1989I     1988I

Net asset value, beginning
$ 11.61         $ 10.57        $ 9.52         $ 8.89  $ 8.82  $ 8.23  $ 7.83  $ 7.04    $ 6.88    $ 6.08    $ 6.99
of period

Income from Investment
Operations

 Net investment income
 .27C            .24            .22            .14     .01     .09     .11     .10       .19D      .08       .04

 Net realized and unrealized
3.52            1.34           1.99           .96     .41     1.61    1.36    .86       .76       .91          (.06)
 gain (loss)

 Total from investment
3.79            1.58           2.21           1.10    .42     1.70    1.47    .96       .95       .99       (.02)
 operations

Less Distributions

 From net investment income
(.25)           (.22)          (.17)          (.04)   (.05)   (.12)   (.11)   (.12)     (.12)     (.06)     (.03)

 From net realized gain
(.75)           (.32)          (.99)          (.43)   (.30)   (.99)   (.96)   (.05)     (.67)     (.13)     (.86)

 Total distributions
(1.00)          (.54)          (1.16)         (.47)   (.35)   (1.11)  (1.07)  (.17)     (.79)     (.19)     (.89)

Net asset value, end of period
$ 14.40         $ 11.61        $ 10.57        $ 9.52  $ 8.89  $ 8.82  $ 8.23  $ 7.83    $ 7.04    $ 6.88    $ 6.08

Total returnB
34.72%   J      15.43%         26.98%         12.67%  4.93%   23.28%  20.61%  14.35%    14.42%    16.76%    (.23)%

Net assets, end of period
$ 3,609         $ 2,538        $ 2,03   2     $ 1,437 $ 1,143 $ 1,061 $ 479   $ 326     $ 221     $ 143     $ 7   8
(   In millions    )

Ratio of expenses to
 .5   4    %     .78%           .80%           .80%    .84%A   .84%    .88%    .84%      .87%      .97%      1.12%
       average net assets

Ratio of expenses to average
 .5   3    %F    .78%           .80%           .80%    .84%A   .84%    .88%    .84%      .87%      .97%      1.12%
net assets after expense
reductions

Ratio of net investment
2.1   1    %    2.38%          2.33%          1.56%   .69%A   1.41%   1.60%   1.70%     3.07%     1.53%     1.07%
       income        to average net assets

Portfolio turnover rate
35%             37%            52%            72%     80%A    81%     113%    129%      112%      128%      148%

Average commissions rateG
$    .0482         $ .0182


A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE EFFECTS OF THE SEPARATE SALES CHARGES AND CUSTODIAN FEES ASSESSED THROUGH FIDELITY SYSTEMATIC INVESTMENT PLANS AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS SPECIAL DIVIDENDS OF $.07 PER
SHARE.
E EFFECTIVE OCTOBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
H THREE MONTHS ENDED SEPTEMBER 30, 1993
I YEARS ENDED JUNE 30
   J THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
PERFORMANCE
   Mutual fund performance is commonly measured as     TOTAL
RETURN   . The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
All total returns quoted below do not include the effect of paying the separate Creation and Sales Charges and Custodian Fees associated with the purchase of shares of the funds through the Plans. Total returns would be lower if Creation and Sales Charges and Custodian Fees were taken into account. As previously discussed, shares of the funds may be acquired only through the Plans. Investors should consult the Plans' Prospectus for complete information regarding Creation and Sales Charges and Custodian Fees.
Each fund's fiscal year runs from October 1 through September 30. The tables below show each fund's performance over past fiscal years. The
charts on page  present calendar year performance    for each fund
compared to different measures, including a competitive funds average.
AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods    Past 1    Past 5          Past 10         Life of
ended             year      years           years           fund
September 30,
199   7

Destiny I          36.29%    23.50%          16.80%          19.02%*

Destiny II         34.72%    23.22%          17.21%          22.91%**

CUMULATIVE TOTAL RETURNS

Fiscal periods    Past 1    Past 5           Past 10          Life of
ended             year      years            years            fund
September 30,
199   7

Destiny I          36.29%    187.25%          372.71%             1    1,390.24%*

Destiny II         34.72%    184.11%          389.22%          1,031.41%**


* FROM JULY 10, 1970 (COMMENCEMENT OF OPERATIONS).
   ** FROM DECEMBER 30, 1985 (COMMENCEMENT OF OPERATIONS).
The following tables show Destiny Plans I and Destiny Plans II average
annual total returns calculated for the one, five, ten   ,     and
   fifteen years or     Life of Plan ended September 30, 199   7
for a $50/month, 15 year Plan. The following Plan-related average annual total returns include change in share price, reinvestment of dividends and capital gains, and the effects of the separate Creation and Sales Charges and Custodian Fees assessed through the Plans. The
illustrations assume an initial $   600     lump sum investment at the
beginning of each period shown with no subsequent Plan investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned only had they made regular monthly investments over the period. Consult the Plans' Prospectus for more complete information on applicable charges and fees.
   AVERAGE ANNUAL TOTAL RETURNS - DESTINY PLANS

Fiscal periods            Past    1       Past    5             Past 10            Past 15
ended                     year            years                 years              years/

September 30,                                                                          Life of    Plan
199   7

Destiny    Plans     I     -34.85%         19.04%                15.27%          20.62%   A

Destiny    Plans     II    -35.60%         18.78%                15.67%          21.62%   B


   A FROM OCTOBER 1, 1982 TO SEPTEMBER 30, 1997.
   B FROM     DECEMBER 30, 1985 (COMMENCEMENT OF OPERATIONS) TO
SEPTEMBER 30, 1997.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Growth Funds Average
for Destiny I and Destiny II    .    As of September 30, 1997, the
average reflected the performance of 784 mutual funds     with similar
investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.
STANDARD & POOR'S 500 INDEX (S&P 500) is a widely recognized, unmanaged index of common stocks.
Unlike each fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
   Each fund     may quote its adjusted net asset value including all
distributions paid. This value may be averaged over specified periods and may be used to calculate a fund's moving average.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance or a free annual report, please call    the
appropriate number listed on the front cover, or your investment professional.
TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
YEAR-BY-   Y    EAR TOTAL RETURNS






Calendar years                                  1990     1991     1992     1993     1994     1995     1996

DESTINY I                                       -3.15%   38.92%   15.15%   26.42%   4.43%    36.95%      18.55    %

Standard & Poor's 500 Index                     -3.10%   30.47%   7.62%    10.08%   1.32%    37.58%      22.96    %

Lipper Growth Funds Average                     -4.72%   37.08%   7.86%    10.61%   -2.17%   30.79%      19.24    %

Consumer Price Index                            6.11%    3.06%    2.90%    2.75%    2.67%    2.54%       3.32    %



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: -3.15
ROW: 5, COL: 1, VALUE: 38.92
ROW: 6, COL: 1, VALUE: 15.15
ROW: 7, COL: 1, VALUE: 26.42
ROW: 8, COL: 1, VALUE: 4.430000000000001
ROW: 9, COL: 1, VALUE: 36.95
ROW: 10, COL: 1, VALUE: 18.55
(LARGE SOLID BOX) DESTINY I
YEAR-BY-   Y    EAR TOTAL RETURNS






Calendar years                                  1990     1991     1992     1993     1994     1995     1996

DESTINY II                                      -2.52%   41.42%   15.48%   26.81%   4.48%    35.96%      17.86    %

Standard & Poor's 500 Index                     -3.10%   30.47%   7.62%    10.08%   1.32%    37.58%      22.96    %

Lipper Growth Funds Average                     -4.72%   37.08%   7.86%    10.61%   -2.17%   30.79%      19.24    %

Consumer Price Index                            6.11%    3.06%    2.90%    2.75%    2.67%    2.54%       3.32    %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: -2.52
Row: 5, Col: 1, Value: 41.42
Row: 6, Col: 1, Value: 15.48
Row: 7, Col: 1, Value: 26.81
Row: 8, Col: 1, Value: 4.48
Row: 9, Col: 1, Value: 35.96
Row: 10, Col: 1, Value: 17.86
(LARGE SOLID BOX) DESTINY II
   THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. Each fund is a diversified fund of Fidelity Destiny Portfolios, an open-end management investment company originally organized as a Massachusetts corporation on January 7, 1969 and reorganized as a Massachusetts business trust on June 20, 1984.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced
executives who meet    periodically     throughout the year to oversee
the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance.
   The trustees serve as trustees for other Fidelity funds.     The
majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL    SHAREHOLDER     MEETINGS AND MAIL PROXY
MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The transfer agent or the Plans' custodian, as applicable, will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
The funds are managed by FMR, which chooses their investments and handles their business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) in London, England, and Fidelity Management & Research (Far East) Inc. (FMR Far East) in Tokyo, Japan, assist FMR with foreign investments.
As of    September 30, 1997,     FMR advised funds having
approximately    33     million shareholder accounts with a total
value of more than $   521     billion.
George A. Vanderheiden is    Vice President and     manager of Destiny
I and Destiny II, which he has managed since 1980 and 1985,
respectively.    He also manages several other Fidelity funds.     Mr.
Vanderheiden joined Fidelity in 1971.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
FDC distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
Each fund seeks capital growth. Although many of the securities in each fund's portfolio at any given time may be income-producing, income generally will not be a consideration in the selection of securities.
Each fund seeks capital growth primarily from equity securities. Each fund will tend to be fully invested in common stocks and securities convertible into common stocks, but may also buy other types of securities such as preferred stocks or bonds. The funds have the flexibility to invest in large or small, domestic or foreign issuers. The value of each fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. FMR may use various investment techniques to hedge a portion of the funds' risks, but there is no guarantee that these strategies will work as FMR intends. Also, as a mutual fund, each fund seeks to spread investment risk by diversifying its holdings among many companies and industries. When you sell your shares, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. Each fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call
the appropriate number listed on the front cover,     or your
investment professional.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, each fund may not purchase more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers
to borrow money from investors. The issuer    generally     pays the
investor a fixed, variable,    or floating rate     of interest, and
must repay the amount borrowed at maturity. Some debt securities, such
as zero coupon bonds, do not pay current interest, but are    sold at
a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.
The    tables on the following pages     provide a summary of ratings
assigned to debt holdings (not including money market instruments) in the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended September
19   97    , and are presented as a percentage of total security
investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
DESTINY II
FISCAL YEAR ENDED SEPTEMBER 1997  MOODY'S
DEBT HOLDINGS, BY RATING INVESTORS SERVICE STANDARD & POOR'S
  (AS A % OF INVESTMENTS)   (AS A % OF INVESTMENTS)
    RATING  AVERAGE RATING  AVERAGE

      OF TOTAL INVESTMENTS   OF TOTAL INVESTMENTS
INVESTMENT GRADE
HIGHEST QUALITY AAA    14.4    % AAA    14.4    %
HIGH QUALITY AA    0.0    %        AA    0.0    %
UPPER-MEDIUM GRADE A    0.0    % A    0.0    %
MEDIUM GRADE BAA    0.0    % BBB    0.0    %
LOWER QUALITY
MODERATELY SPECULATIVE BA    0.0    % BB    0.0    %
SPECULATIVE B    0.0    % B    0.0    %
HIGHLY SPECULATIVE CAA    0.0    % CCC    0.0    %
POOR QUALITY CA    0.0    % CC    0.0    %
LOWEST QUALITY, NO INTEREST C    0.0    % C    0.0    %
IN DEFAULT, IN ARREARS --  D    0.0    %
   REFER TO THE FUND'S SAI FOR A MORE COMPLETE DISCUSSION OF THESE
RATINGS.
   THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY. SECURITIES NOT RATED BY MOODY'S OR S&P AMOUNTED
   TO 0.00% OF THE FUND'S INVESTMENTS. THIS PERCENTAGE MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL AS UNRATED
   SECURITIES. UNRATED LOWER-QUALITY SECURITIES AMOUNTED TO 0.00%
OF THE FUND'S INVESTMENTS.
DESTINY I
FISCAL YEAR ENDED SEPTEMBER 1997 MOODY'S
   DEBT HOLDINGS, BY RATING     INVESTORS SERVICE STANDARD &
POOR'S
    (AS A % OF INVESTMENTS) (AS A % OF INVESTMENTS)
    RATING  AVERAGE RATING  AVERAGE
      OF TOTAL INVESTMENTS   OF TOTAL INVESTMENTS
INVESTMENT GRADE
HIGHEST QUALITY AAA    14.2%     AAA    14.2    %
HIGH QUALITY AA    0.0    % AA    0.0    %
UPPER-MEDIUM GRADE A    0.0    % A    0.0    %
MEDIUM GRADE BAA    0.0    % BBB    0.0    %
LOWER QUALITY
MODERATELY SPECULATIVE BA    0.0    % BB    0.0    %
SPECULATIVE B    0.0    % B    0.0    %
HIGHLY SPECULATIVE CAA    0.0    % CCC    0.0    %
POOR QUALITY CA    0.0    % CC    0.0    %
LOWEST QUALITY, NO INTEREST C    0.0    % C    0.0%

   IN DEFAULT, IN ARREARS --  D 0.0%

   REFER TO THE FUND'S SAI FOR A MORE COMPLETE DISCUSSION OF THESE
RATINGS.
   THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR
S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY. SECURITIES NOT RATED BY MOODY'S OR S&P
   AMOUNTED TO 0.00% OF THE FUND'S INVESTMENTS. THIS PERCENTAGE MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL
   AS UNRATED SECURITIES. UNRATED LOWER-QUALITY SECURITIES AMOUNTED
TO 0.00% OF THE FUND'S INVESTMENTS.
   RESTRICTIONS:     Purchase of a debt security is consistent with a
fund's debt quality policy if it is rated at or above the stated level
by Moody's    Investors Service (Moody's)     or rated in the
equivalent categories by    Standard & Poor's (    S&P   )    , or is
unrated but judged to be of equivalent quality by FMR. Each fund currently intends to limit its investment in lower than Baa-quality debt securities to 10% of its assets.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of
foreign    debt     securities may be unwilling to pay interest and
repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTION   S:            A fund may not purchase a security if, as
a result, more than 10% of its assets would be invested in illiquid securities.
OTHER INSTRUMENTS may include real estate-related instruments.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS:        With respect to 75% of its total assets, each
fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities.
A fund may not invest more than 25% of its total assets in any one
industry.    This limitation does not apply to U.S. Government
securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS:        Each fund may borrow only for temporary or
emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS:        Loans, in the aggregate, may not exceed 331/3% of
a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
Each fund seeks capital growth. Although many of the securities in each fund's portfolio at any given time may be income-producing, income generally will not be a consideration in the selection of securities.
With respect to 75% of its total assets, each fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities.
A fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of each fund's assets are reflected in that fund's share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES,
which are explained    on page     .
FMR may, from time to time, agree to reimburse each fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is determined by taking a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well a fund has performed relative to its comparative index.
The basic fee rate (calculated monthly) is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by each fund's average net assets.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For September 1997, the group fee rate was    0.2950    %. The
individual fund fee rate is    0.17    % for Destiny I and
   0.30    % for Destiny II.
   The basic fee rate for the fiscal year ended September 1997 was 0.4650% for Destiny I and 0.5950% for Destiny II.
The performance adjustment rate is calculated monthly by comparing each fund's performance to that of the S&P 500 over the performance period.
The performance period is the most recent 36-month period.
The difference is translated into a dollar amount that is added to or subtracted from the basic fee.
The maximum annualized performance adjustment rate is +0.24% of    the
    average net assets up to and including $100,000,000 and +0.20% of
the average net assets in excess of $100,000,000    over the
performance period.
The total management fee rates for Destiny I and Destiny II for the
fiscal year ended September 19   97 were 0.36    % and    0.50    %,
respectively.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
For the fiscal year ended September 199   7    , FMR, on behalf of
Destiny I and Destiny II, paid FMR U.K. and FMR Far East fees equal
to    0.01    % and    0.01    %, respectively, of each fund's average
net assets.
       OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FSC performs transfer agency, dividend disbursing, and shareholder servicing functions for each fund. FSC also calculates the net asset value per share (NAV) and dividends for each fund, maintains the funds' general accounting records, and administers each fund's securities lending program. For the fiscal year ended September
19   97, Destiny I and Destiny II     paid FSC fees equal to
   0.00    % and    0.01    %, respectively, of its average net assets
for transfer agency and related services, and Destiny I and Destiny II
paid FSC fees equal to    0.02    % and    0.03    %, respectively, of
its average net assets for pricing and bookkeeping services.These amounts are before expense reductions, if any.
Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to
reduce    that     fund's custodian or transfer agent fees.
The portfolio turnover rates for Destiny I and Destiny II for the
fiscal year ended September 19   9    7 were    32    % and
   35    %, respectively. These rates vary from year to year.
   YOUR ACCOUNT


HOW TO BUY SHARES
   THE     PRICE    TO BUY ONE SHARE    ,    of each fund is the
fund's net asset value per share (NAV).
Each fund has an agreement with FDC under which each fund issues shares at NAV to State Street Bank and Trust Company (State Street) as Custodian for the Plans. EACH FUND WILL NOT OFFER ITS SHARES PUBLICLY EXCEPT THROUGH THE PLANS. Generally, State Street will hold directly all shares of each fund unless a Planholder owns fund shares directly
after completing or terminating a Plan.    The Plans' offering terms,
including the Plans' Creation and Sales Charges, are reflected in the Prospectus of Fidelity Systematic Investment Plans: Destiny Plans I and Destiny Plans II.
   S    hares    will be     purchased at the next NAV calculated
after    an     order is received and accepted.    Each fund's     NAV
is normally calculated    each business day     at 4:00 p.m. Eastern
time.
Share certificates are not available for fund shares.
HOW TO SELL SHARES
THE FOLLOWING DISCUSSION RELATES ONLY TO THOSE    SHAREHOLDERS     WHO
HAVE COMPLETED OR TERMINATED A PLAN AND HOLD SHARES OF A FUND DIRECTLY. Planholders should consult the section entitled "Cancellation and Refund Rights" of their Plan's Prospectus for a discussion of the requirements for redemption of shares from a Plan. You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
   THE PRICE TO SELL ONE SHARE of each fund is the fund's NAV.
   Your shares will be sold at the next NAV calculated after your order is received and accepted. Each fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
If you have certificates for your shares, you must submit them to FSC
in order to sell your shares, and you should call    the appropriate
number listed on the front cover     for specific instructions. The
funds currently do not issue share certificates.
For more information, see "Systematic Withdrawal Program" of the Destiny Plans' prospectus.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, signed certificates (if applicable), and
(small solid bullet) Any other applicable requirements listed in the following table.
Mail your letter to the following address:
Fidelity Investments
P.O. Box    77    0   0    02
   Cincinnati    ,    OH 45277    -0   086
Unless otherwise instructed, Fidelity will send a check to the record address.
      TYPE OF REGISTRATION*   SPECIAL REQUIREMENTS


PHONE   All accounts
       (small solid bullet) Maximum check request: $100,000.

                   (small solid bullet) You may exchange to other Fidelity
                               funds if both accounts are registered
                               with the same name(s), address, and
                               taxpayer ID number.
                               (small solid bullet) Call    the appropriate number listed on
                                  the front cover    .





Mail or in Person
(mail_graphic)
(hand_graphic)   Individual, Joint Tenants, Sole          (small solid bullet) The letter of instruction must be signed
                 Proprietorship, Custodial (Uniform       by all person(s) required to sign for the
                 Gifts/Transfers to Minors Act), General  account exactly as it is registered,
                 Partners                                 accompanied by signature guarantee(s).
                 Corporations, Associations               (small solid bullet) The letter of instruction and a corporate resolution must be signed by all
                                                          person(s) required to sign for the
                                                          account, accompanied by signature
                 Trusts                                   guarantee(s).
                                                          (small solid bullet) The letter of instruction must be signed by the Trustee(s), accompanied by
                                                          signature guarantee(s). (If the Trustee's
                                                          name is not registered on your
                                                          account, also provide a copy of the
                                                          trust document, certified within the last
                                                          60 days.)


* IF YOU DO NOT FALL INTO ANY OF THE ABOVE REGISTRATION CATEGORIES (E.G., EXECUTORS, ADMINISTRATORS, CONSERVATORS OR GUARDIANS), PLEASE
CALL    THE APPROPRIATE NUMBER LISTED ON THE FRONT COVER     FOR
FURTHER INSTRUCTIONS.
INVESTOR SERVICES
THE FOLLOWING SHAREHOLDER SERVICES ARE APPLICABLE ONLY TO THOSE SHAREHOLDERS WHO HAVE COMPLETED OR TERMINATED A PLAN AND HOLD SHARES
OF    A FUND DIRECTLY. Planholders should consult the section entitled
"Rights and Privileges of Planholders" in their Plan's     Prospectus
for a discussion of distribution options and other pertinent information.
For accounts not associated with the Plans, Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
STATEMENTS AND REPORTS that F   idelity     sends to you include the
following:
(small solid bullet) Confirmation statements (after every transaction, except a reinvestment, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if you have more than one account in
a fund. Call FDC    at the appropriate number listed on the front
cover, or your investment professional     if you need additional
copies of financial reports and prospectuses.
FSC pays for shareholder services but not for special services, such as producing and mailing historical account documents. You may be required to pay a fee for special services.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your shares and buy shares of other
Fidelity funds, including the Fidelity Advisor    F    unds, by
telephone or in writing. The shares you exchange will carry credit for any front-end sales charge you previously paid in connection with the
purchase    of Plan shares    .
Note that exchanges out of a fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Exchange Restrictions," page .
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in December.
DISTRIBUTION OPTIONS
THE FOLLOWING    DISTRIBUTION OPTIONS     ARE APPLICABLE ONLY TO THOSE
SHAREHOLDERS WHO HAVE COMPLETED OR TERMI   NATED A PLAN AND HOLD
S    HARES OF A FUND DIRECTLY. Planholders should consult the section
entitled "   Rights and Privileges of Planholders    " in their Plan's
Prospectus for a discussion of distribution options and other pertinent information.
You can choose from three distribution options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If
you do not indicate a choice on your    Plan's     application, you
will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested in additional shares of the fund, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
For retirement accounts, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash.
When a fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Distribution checks will be mailed within seven days.
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital
gains are distributed        as dividends    and taxed as ordinary
income    ; capital gain distributions are taxed as long-term capital gains.
Every January, Fidelity will send you and the IRS a statement showing
the tax    characterization of     distributions paid to you in the
previous year.
TAXES ON TRANSACTIONS. Your redemptions-including exchanges-are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund,    Fidelity     will send you a
confirmation statement showing how many shares you sold and at what price.
You will also receive a transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
CURRENCY CONSIDERATIONS. If a fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, each fund may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.
EFFECT OF FOREIGN TAXES. Foreign        governments may impose taxes
on    a     fund and    i    t   s     investments   ,     and these
taxes generally will reduce    a     fund   '    s distributions.
However,    if you meet certain holding period requirements with
respect to your fund shares, an offsetting     tax credit may be
available to you. If    you do not meet such holding period
requirements, you may still be entitled to a deduction for certain
foreign taxes. In either case    , your tax statement will show more
taxable income        or capital gains than were actually distributed
by the fund,        but will also show the amount of the available
offsetting        credit or deduction   .
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
Each fund's assets are valued primarily on the basis of market
quotations.    Short-term securities with remaining maturities of
sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the
effect of changes in a security's market value.     Foreign securities
are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets
   may be     valued by another method that the Board of Trustees
believes accurately reflects fair value.
Planholders who have redeemed shares under "Cancellation and Refund Rights" (discussed in the Plans' Prospectus), may not reinstate at NAV the proceeds from such a cancellation or refund until all refunded Creation and Sales Charges included in the cancellation have first been deducted in full from the amount being replaced. To redeem shares from a Plan, refer to the section entitled "Rights and Privileges of Planholders" in your Plan's Prospectus, or contact your investment professional.
WHEN YOU SIGN YOUR PLAN'S APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE    OR
ELECTRONICALLY    . Fidelity    will not be responsible     for
any     losses resulting from unauthorized transactions if it
follow   s     reasonable    security     procedures designed to
verify the identity of the    investor    . Fidelity will request
personalized security codes or other information, and may also record
calls.    For transactions conducted through the Internet, Fidelity
recommends the use of an Internet browser with 128-bit encryption.
    You should verify the accuracy of    your     confirmation
statements immediately after    you     rece   ive them    . If you do
not want the ability to redeem and exchange by telephone, call    the
appropriate number listed on the front cover     for instructions.
Additional documentation may be required from corporations, associations, and certain fiduciaries.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. EXCHANGE RESTRICTIONS
THE EXCHANGE PRIVILEGE IS AVAILABLE ONLY TO THOSE    SHAREHOLDERS
    WHO HAVE COMPLETED OR TERMINATED A PLAN AND    HOLD     SHARES OF
   A     FUND DIRECTLY. As a shareholder, you have the privilege of
exchanging shares of a fund for shares of other Fidelity funds   ,
including the Fidelity Advisor Funds    .    However,     you should
note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
   (small solid bullet) If you exchange into a fund with a sales charge, you pay the difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of a fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
   (small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
   fees of up to 1.00% on purchases,     administrative fees of up to
$7.50, and    t    r   ading     fees of up to 1.50% on exchanges.
Check each fund's prospectus for details.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This Prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell or to buy shares of the funds to any person to whom it is unlawful to make such offer.











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[This Page Intentionally Left Blank]


SPONSOR
FIDELITY DISTRIBUTORS CORPORATION
82 Devonshire Street
Boston, Massachusetts 02109
FIDELITY INVESTMENTS INSTITUTIONAL
 SERVICES COMPANY, INC.
BROKER/DEALER SERVICES DIVISION
82 Devonshire Street
Boston, MA 02109
FOR INVESTMENT PROFESSIONALS OR POTENTIAL
INVESTORS SEEKING AN INVESTMENT PROFESSIONAL
RECOMMENDATION CALL:
NATIONWIDE: 1-800-433-0734
IN ALASKA OR OVERSEAS (CALL COLLECT): 617-328-5000
CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts
TRANSFER AND SHAREHOLDERS'
SERVICING AGENT
BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8300
Boston, Massachusetts 02266-8300
FOR ACTIVE PLANS CALL:
Nationwide: 1-800-225-5270
FIDELITY SERVICE CO   MPANY, INC    .
P.O. Box 770002
Cincinnati, OH 45277-0002
Nationwide: 1-800-433-0734
AUDITORS
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
I.DES-PRO-119   7
Printed on recycled paper
FIDELITY DESTINY PORTFOLIOS
CROSS REFERENCE SHEET
Form N-1A Item Number





Part B                  Statement of Additional Information



10,11                   Cover Page

12                      Description of the Trust

13a,b,c                 Investment Policies and Limitations

    d                   Portfolio Transactions

14a, b, c               Trustees and Officers

15a,b                   *

    c                   Trustees and Officers

16a(i)                  FMR; Portfolio Transactions

    a(ii)               Trustees and Officers

    a(iii),b            Management Contracts

    c,d                 Contracts with FMR Affiliates

    e,f,g               *

    h                   Description of the Trust

    i                   Contracts with FMR Affiliates

17a,b,c,                Portfolio Transactions

   d,e                  *

18a                     Description of the Trust

    b                   *

19a                     Additional Purchase, Exchange, and
                        Redemption Information

    b Valuation; Additional Purchase, Exchange, and Redemption Information

    c                   *

20                      Distributions and Taxes

21a,b                   Contracts with FMR Affiliates

   c                    *

22                      Performance

23                      Financial Statements





 *Not Applicable


FIDELITY DESTINY PORTFOLIOS: DESTINY I AND DESTINY II
STATEMENT OF ADDITIONAL INFORMATION
       NOVEMBER 19, 1997
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus
(da   te    d November 19, 1997). Please retain this document for
future reference. The funds' Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call your investment professional or Fidelity Distributors Corporation (FDC):
NATIONWIDE (TOLL FREE)                 1-800-433-0734

IN ALASKA OR OVERSEAS (CALL COLLECT)   1-617-328-5000

TABLE OF CONTENTS                                           PAGE



Investment Policies and Limitations

Portfolio Transactions

Valuation

Performance

Additional Purchase, Exchange, and Redemption Information

Distributions and Taxes

FMR

Trustees and Officers

Management Contracts

Contracts with FMR Affiliates

Description of the Trust

Financial Statements

Appendix

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
CUSTODIAN
State Street Bank and Trust Company (State Street)
       DES   -ptb-    1197
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The funds' fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the funds. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval. THE FOLLOWING ARE THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. EACH FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed
by the U.S.    g    overnment or any of its agencies or
instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities
issued or guaranteed by the U.S.    g    overnment or any of its
agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) Each fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) Each fund does not currently intend to purchase securities on margin, except that each fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) Each fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3)).    Each     fund will    not     purchase any
security while borrowings representing more than 5% of its total
assets are outstanding.    Each     fund will    not     borrow from
other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) Each fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) Each fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
For the funds' limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page .
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
CLOSED-END INVESTMENT COMPANIES. Each fund may purchase the shares of closed-end investment companies to facilitate investment in certain countries. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
FOREIGN CURRENCY TRANSACTIONS.    A     fund may conduct foreign
currency transactions on a spot (i.e., cash)    or forward
    basis    (i.e., by entering into forward contracts to purchase or
sell foreign currencies).     Although foreign exchange dealers
generally do not charge a fee for    such     conversion   s    , they
do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a
lesser rate of exchange should the    counterparty     desire to
resell that currency to the dealer.    Forward contracts are
customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or
range of dates in the future.     Forward contracts are generally
traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the
contemplated currency exchange.    A fund may use currency forward
contracts for any purpose consistent with its investment objective.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund.
   A     fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
   A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
   A fund     may also use forward contracts to hedge against a
decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a
   direct     hedge into U.S. dollars. Proxy hedges may result in
losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
   A     fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that
is purchased, much as if    a     fund had sold a security denominated
in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline
in the hedged currency, but will cause    a     fund to assume the
risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to
cover currency forward contracts. As required by SEC guidelines,    a
    fund will segregate assets to cover currency forward contracts, if
any, whose purpose is essentially speculative.    A     fund will not
segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in
currency exchange rates and could result in losses to    a     fund if
currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling
that currency in exchange for dollars,    a     fund would    not
participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses
from    both     the hedge and the security position        if the two
currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines,
   a     fund will realize a loss. There is no assurance that FMR's
use of currency management strategies will be advantageous to    a
fund or that it will hedge at        appropriate time   s    .
FUNDS' RIGHTS AS A SHAREHOLDER. The funds do not intend to direct or administer the day-to-day operations of any company. Each fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that a fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following sections pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. The funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. The fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by the funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. Each fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each fund's policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by each fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. Each fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see limitations 1 and 5 ). For purposes of these limitations, each fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. LOWER-QUALITY DEBT SECURITIES. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and a fund's ability to dispose of these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by a fund. In considering investments for the funds, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. Each fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage. SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which a fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX."    A fund may sell securities short
when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as
short sales "against the box."     If a fund enters into a short sale
against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
Each fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided. The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with
   National Financial Services Corporation (NFSC)     and Fidelity
Brokerage Services (FBS),    indirect     subsidiaries of FMR Corp.,
if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board
of Trustees has authorized    NFSC     to execute portfolio
transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
The funds' portfolio turnover rates for the fiscal periods ended
September 30, 19   97     and 1996 are illustrated in the following
table:
             Portfolio Turnover Rates

             1997                       1996

Destiny I        32    %                 42%

Destiny II       35    %                 37%

BROKERAGE COMMISSIONS.    Each fund pays both commissions and spreads
in connection with the placement of portfolio transactions. NFSC is
paid on a commission basis. T    he table below lists the total
brokerage commissions and the dollar amount of commissions paid to NFSC and FBS/FBSL for the fiscal periods ended September 30,
199   7    , 1996, and 1995.

Fiscal Period Ended   Total                To    NFSC                 To FBS/FBSL
September 30

Destiny I

199   7               $    2,584,748               $    325,801       $    66,245

1996                  $    2,301,707        $ 600,318                 $ 6,452

1995                  $ 3,136,608           $ 922,459                 $ 4,551

Destiny II

199   7               $    1,650,699        $    206,961              $    38,055

1996                  $    1,173,347        $ 303,168                 $ 3,712

1995                  $ 1,501,135           $ 436,918                 $ 2,275


   The table below lists for the fiscal year ended September 1997 the percentage of aggregate brokerage commissions paid to NFSC and FBS, and the percentage of the aggregate dollar amount of transactions for which each fund paid brokerage commissions to NFSC and FBS. The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through NFSC is a result of the low commission rates charged by NFSC. The table also includes the amount of brokerage commissions paid to brokerage firms that provided research services and the approximate amount of transactions effected through brokerage firms that provided research services.



Fiscal            % of              % of             % of          % of          Commissions        Transactions
Period Ended      Commissions       Transactions     Commissions   Transactions  Paid To Firms      with Brokerage
September 1997    Paid to NFSC      Effected         Paid          Effected      Providing          Firms Providing
                                    through          To FBS        through       Research           Research
                                    NFSC                           FBS           Services*          Services

   Destiny I          12.60%         18.82%              2.56%         1.38%        $ 2,528,269        $ 2,461,050,701

   Destiny II         12.54%         18.83%              2.31%         1.20%        $ 1,612,857        $ 1,567,062,884


    * The provision of research services was not necessarily a factor in the placement of all this business with such firms.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
FSC normally determines each fund's net asset value per share (NAV) as of the close of the NYSE (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated
quote or last bid price normally is used.    Securities of other
open-end investment companies are valued at their respective NAVs. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or
assets.    Or    , fixed-income securities and convertible securities
may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A
number of pricing services are available, and the funds    may     use
various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
   Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of
Trustees.     The procedures set forth above need not be used to
determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period; however, returns quoted by each fund do not include the effect of paying the separate Creation and Sales Charges and Custodian Fees associated with the purchase of shares of the funds
through Fidelity Systematic Investment Plans   : Destiny Plans I and
Destiny Plans II (the "Plans")    . Total returns would be lower if
Creation and Sales Charges and Custodian Fees were taken into account. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's    net asset
values    , adjusted    net asset values    , and benchmark indices
may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On September 26, 1997, the 13-week and 39-week long-term moving averages
were $   24.38     and $   22.38    , respectively, for Destiny I and
$   14.03     and $   12.92    , respectively, for Destiny II.
HISTORICAL PLAN RESULTS. The following table shows the Plans'
   average annual     total returns for periods ended September 30,
19   97     for a $50/month, 15 year Plan. The following Plan-related
   average annual     total returns include change in share price,
reinvestment of dividends and capital gains, and the effects of the separate Creation and Sales Charges and Custodian Fees assessed
through the Plans.    The illustrations assume an initial $600 lump
sum investment at the beginning of each period shown with no subsequent Plan investments. Because the illustrations assume lump sum investments, they do not reflect what investors would have earned only
had they made regular monthly investments over the period.     Consult
the Plans' Prospectus for more complete information on applicable charges and fees.
   DESTINY PLANS I
AVERAGE ANNUAL TOTAL RETURNS

                           One Year          Five Years       Ten Years        Fifteen Years*

$50/month, 15-year Plan:       -34.85    %       19.04    %       15.27    %       20.62    %


   DESTINY PLANS II
AVERAGE ANNUAL TOTAL RETURNS

                           One Year          Five Years       Ten Years        Life of Plan*

$50/month, 15-year Plan:       -35.60    %       18.78    %       15.67    %       21.62    %


   * From October 1, 1982.
   ** From December 30, 1985 (commencement of operations).
The following tables show the income and capital elements of each fund's cumulative total return. The tables compare each fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Each fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 15-year period ended
September 30, 19   97     or life of fund, as applicable, assuming all
distributions were reinvested. The figures below reflect the fluctuating stock prices of the specified periods and should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in a fund today. Tax consequences of different investments have not been factored into the figures below.
During the 15-year period ended September 30, 199   7    , a
hypothetical $10,000 investment in Destiny I would have grown to
$   186,840    .
DESTINY I   INDICES




Year      Value of   Value of      Value of      Total            S&P               DJIA               CPI
Ended     Initial    Reinvested    Reinvested    Value
September
30        $10,000    Dividend      Capital Gain
          Investment Distributions Distributions

   1997   $ 28,117   $ 28,310      $ 130,413>   $ 186,840             129,571          $ 147,343          $ 16,466

   1996    22,881     19,951        94,259      137,091               92,255            107,055            16,118

   1995    21,054     15,584        81,508      118,146               76,667            85,289             15,649

   1994    19,843     12,476        60,355      92,674                59,089            66,729             15,260

   1993    18,901     11,334        52,289      82,524                56,989            60,075             14,821

   1992    16,861     8,912         39,270      65,043                50,428            53,687             14,433

   1991    17,646     8,042         31,649      57,337                45,406            48,072             14,014

   1990    12,410     4,842         21,198      38,450                34,614            37,726             13,555

   1989    16,648     5,309         24,589      46,546                38,141            39,861             12,768

   1988     13,363    3,480         18,359      35,202                28,678            30,142             12,237

   1987     16,648    3,415         19,462      39,525                32,723            35,731             11,747

   1986     13,330    2,255         11,478      27,063                22,812            23,603             11,256

   1985     12,108    1,529         6,304       19,941                17,314            17,101             11,062

   1984     12,354    830           4,622       17,806                15,118            14,809             10,725

   1983     14,585    380           2,444       17,409                14,436            14,420             10,286


EXPLANATORY NOTES: With an initial investment of $10,000 in Destiny I
on October 1, 198   2    , the net amount invested in fund shares was
$10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   104,214    . If distributions
had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the
period would have amounted to $   5,448     for dividends and
$   25,841     for capital gains distributions.
   The figures in the table do not include the effect of paying the separate Creation and Sales Charges and Custodian Fees associated with the purchase of shares of the fund through the Plans.
During the period from December 30, 1985 (commencement of operations)
to September 30, 199   7,     a hypothetical $10,000 investment in
Destiny II would have grown to $   113,141    .
DESTINY II   INDICES




Year       Value of   Value of   Value of   Total                     S&P               DJIA              CPI   **
Ended      Initial    Reinvested Reinvested Value
September
30         $10,000    Dividend   Capital Gain
           Investment Distribut  Distribut
                      ions       ions

   1997    $ 43,200   $ 11,927   $ 58,014   $ 113,141                    $ 64,371          $ 73,468          $ 14,789

   1996     34,830     7,806      41,344     83,980                       45,833            53,380            14,477

   1995     31,720     5,558      35,475     72,753                       38,088            42,527            14,055

   1994     28,550     3,820      24,927     57,297                       29,356            33,272            13,706

   1993     26,680     3,340      20,831     50,851                       28,312            29,955            13,312

   1992     22,750     2,326      14,747     39,823                       25,053            26,769            12,963

   1991     23,600     1,818      10,214     35,632                       22,558            23,970            12,587

   1990     16,490     919        5,277      22,686                       17,196            18,811            12,174

   1989     21,480     517        5,408      27,405                       18,949            19,875            11,468

   1988     18,220     127        2,953      21,300                       14,247            15,029            10,991

   1987     20,860     0          2,267      23,127                       16,257            17,816            10,550

   1986*    14,780     0          285        15,065                       11,333            11,769            10,110


   * From December 30, 1985 (commencement of operations).
   ** From month-end closest to initial commencement date.
EXPLANATORY NOTES: With an initial investment of $10,000 in Destiny II
on    December 30, 1985,     the net amount invested in fund shares
was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   49,948    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   3,860     for dividends and $   19,635
for capital gain distributions.
   The figures in the table do not include the effect of paying the separate Creation and Sales Charges and Custodian Fees associated with the purchase of shares of the fund through the Plans.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do
not take sales charges or    trading     fees into consideration, and
are prepared without regard to tax consequences. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
   A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
   Each fund may compare its performance to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stocks.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate a fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of September 30, 199   7    , FMR advised over $   29     billion
in tax-free fund assets, $   96     billion in money market fund
assets, $   391     billion in equity fund assets, $   79     billion
in international fund assets, and $   27     billion in Spartan fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION
Each fund is open for business and its NAV is calculated each day the NYSE is open for trading. The NYSE has designated the following
holiday closings for 199   7 and 1998: New Year's Day, Martin Luther
King's Birthday (in 1998), President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and
Christmas Day.     Although FMR expects the same holiday schedule to
be observed in the future, the NYSE may modify its holiday schedule at any time.
FSC normally determines each fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business. If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of each fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that each fund's income is derived from qualifying dividends. Because each fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. Each fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of each fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. Short-term capital gains are distributed as dividend income. Each fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains.
As of September 30, 199   7    , Destiny I and Destiny II hereby
designate approximately $   15,644,000     and $   6,218,000    ,
respectively, as a capital gain dividend for the purpose of the dividend-paid deduction.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar
year as well as on a fiscal year basis   , and     intends to comply
with other tax rules applicable to regulated investment companies.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, each fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
Each fund is treated as a separate entity from the other funds of Fidelity Destiny Portfolios for tax purposes.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those
conducted by its    division, Fidelity Investments Retail Marketing
Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds
advised by FMR. The business address of each Trustee,    Member of the
Advisory Board,     and officer who is an "interested person" (as
defined in the    Investment Company Act of     1940) is 82 Devonshire
Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (   67    ), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (   56    ),    Member of the Advisory Board (1997),
is Vice Chairman and a Member of the Board of Directors of FMR Corp.
(1997) and President and Chief Executive Officer of the Fidelity Institutional Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (   65    ), Trustee   , is President of RABAR
Enterprises (management consulting-engineering industry, 1994).
Prior     to February 1994, he was President of Greenhill Petroleum
Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of
   USA Waste Services, Inc.     (non-hazardous waste, 1993), CH2M Hill
Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (   65    ), Trustee (1992). Prior to her
retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
   ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum For International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
E. BRADLEY JONES (   69    ), Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and
   manufacturing,     1985-1995), Hyster-Yale Materials Handling, Inc.
(1985-1995),    and Cleveland-Cliffs Inc (mining), and as a Trustee of
First Union Real Estate Investments.     In addition, he serves as a
Trustee of the    Cleveland Clinic Foundation, where he has also been
a member of the Executive Committee as well as Chairman of the Board
and President,     a Trustee and member of the Executive Committee of
University School (Cleveland), and a Trustee of Cleveland Clinic
Florida.
DONALD J. KIRK (   64    ), Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
   *PETER S. LYNCH (54), Trustee (1997), is Vice Chairman and Director of FMR (1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31,
1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY    (63),     Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory
services). Mr. McDonough is a Director    of     York International
Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working,
telecommunications, and electronic products) from 1987-1996    and
Brush-Wellman Inc. (metal refining) from 1983-1997    .
MARVIN L. MANN (64), Trustee (1993) is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993)   , Imation Corp. (imaging and information storage, 1997),
and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). WILLIAM J. HAYES (63), Vice President (1994), is Vice President of Fidelity's equity funds; Senior Vice President of FMR; and Managing Director of FMR Corp.
   ABIGAIL P. JOHNSON (35), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds.
GEORGE A. VANDERHEIDEN (5   1    ), is Vice President and manager of
Destiny I and Destiny II,    and other funds advised by FMR. Prior to
his current responsibilities, Mr. Vanderheiden has managed a variety of Fidelity funds.
ARTHUR S. LORING (   49    ), Secretary, is Senior Vice President
(1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
   RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
ROBERT H. MORRISON (   57    ), Manager of Security Transactions of
Fidelity's equity funds is Vice President of FMR.
JOHN H. COSTELLO (   51    ), Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH (   51    ), Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his
or her services for the fiscal year ended    September 30,
    199   7, or calendar year ended December 31, 1996, as
applicable.
COMPENSATION TABLE


Trustees
                           Aggregate               Aggregate                       Total
   and
                                Compensation            Compensation                    Compensation from
   Members of the Advisory Board       from                    from                            the Fund Complex*A
                                          Destiny IB,C,E          Destiny II    B,D   ,F

J. Gary Burkhead **                    $    0                  $    0                          $ 0

Ralph F. Cox                           $    2,123              $    1,233                         $ 137,700

Phyllis Burke Davis                    $    2,075              $    1,205                         $ 134,700

Richard J. Flynn***                    $    488                $    272                           $ 168,000

   Robert M. Gates ****                $    1,369              $    809                        $ 0

Edward C. Johnson 3d **                $    0                  $    0                          $ 0

E. Bradley Jones                       $    2,092              $    1,215                         $ 134,700

Donald J. Kirk                         $    2,108              $    1,224                         $ 136,200

Peter S. Lynch **, +                   $    0                  $    0                          $ 0

   William O. McCoy*****               $    2,130              $    1,239                         $ 85,333

Gerald C. McDonough                    $    2,523              $    1,467                         $ 136,200

Edward H. Malone***                    $    411                $    229                           $ 136,200

Marvin L. Mann                         $    2,123              $    1,233                         $ 134,700

Thomas R. Williams                     $    2,125              $    1,234                         $ 136,200


* Information is for the calendar year ended December 31, 1996 for
235     funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
   **** Mr. Gates was appointed to the Board of Trustees effective
March 1, 1997.
   ***** During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board of the trust. Mr. McCoy was appointed to the Board of Trustees effective January 1, 1997.
+ Mr. Lynch was appointed to the Board of Trustees effective May 15,
1997.
   A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
   B Compensation figures include cash, and may include amounts required to be deferred, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and amounts deferred at the election of Trustees.
   C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $868, Phyllis Burke Davis, $868, Richard J. Flynn, $0, Robert M. Gates, $646, E. Bradley Jones, $868, Donald J. Kirk, $868, William O. McCoy, $836, Gerald C. McDonough, $1,004, Edward H. Malone, $57, Marvin L. Mann, $868, and Thomas R. Williams, $868.
   D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $507, Phyllis Burke Davis, $507, Richard J. Flynn, $0, Robert M. Gates, $382, E. Bradley Jones, $507, Donald J. Kirk, $507, William O. McCoy, $490, Gerald C. McDonough, $586, Edward H. Malone, $31, Marvin
L. Mann, $507, and Thomas R. Williams, $507.
   E For the fiscal year ended September 30, 1997, certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $1,010; Marvin L. Mann, $1,010; and Thomas R. Williams, $672; and Edward H. Malone, $57.
   F For the fiscal year ended September 30, 1997, certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $583; Marvin L. Mann, $583; Thomas R. Williams, $394; and Edward H. Malone, $198.
Under a retirement program adopted in July 1988 and modified in
November 1995    and November 1996,     each non-interested Trustee
   who retired before December 30, 1996     may receive payments from
a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
   Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
   As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the investment performance of the Reference Funds. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
As of    September 30,1997    , the Trustees,    Members of the
Advisory Board,     and officers of each fund owned, in the aggregate,
less than    1    % of each fund's total outstanding shares.
MANAGEMENT CONTRACTS
   FMR is manager of Destiny I and Destiny II pursuant to management contracts dated November 1, 1993, which were approved by shareholders on October 20, 1993.
       MANAGEMENT SERVICES. Each fund employs FMR to furnish
investment advisory and other services. Under    the terms of its
management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the
registration of each fund's shares    under federal securities laws
and making necessary filings under state securities laws;
developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
       MANAGEMENT-RELATED EXPENSES.        In addition to the
management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, as applicable, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the
custodian, auditor and non-interested Trustees.    Each fund's
management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders;
   however, under the terms of each     fund's    transfer agent
agreement, the transfer agent bears the costs of providing these
services to existing shareholders    . Other expenses paid by each
fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
       MANAGEMENT FEES. For the services of FMR under the
   management contract,     each fund pays FMR a monthly management
fee    which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of each fund's performance to that of the S&P 500.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES


Average Group            Annualized     Group Net               Effective Annual
Assets                   Rate           Assets                  Fee Rate

 0    -     $3 billion   .5200%          $        0.5 billion   .5200%

 3    -     6            .4900            25                    .4238

 6    -     9            .4600            50                    .3823

 9    -     12           .4300            75                    .3626

 12    -     15          .4000            100                   .3512

 15    -     18          .3850            125                   .3430

 18    -     21          .3700            150                   .3371

 21    -     24          .3600            175                   .3325

 24    -     30          .3500            200                   .3284

 30    -     36          .3450            225                   .3253

 36    -     42          .3400            250                   .3223

 42    -     48          .3350            275                   .3198

 48    -     66          .3250            300                   .3175

 66    -     84          .3200            325                   .3153

 84    -     102         .3150            350                   .3133

 102    -     138        .3100

 138    -     174        .3050

 174    -     228        .3000

 228    -     282        .2950

 282    -     336        .2900

    Over 336                .2850


   Under each fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .3100% for average group assets in excess of $102 billion. Prior to November 1, 1993, the group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $210 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $210 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group                Annualized   Group Net       Effective Annual
Assets                       Rate         Assets          Fee Rate

    138 - $174 billion       .3050%        $150 billion   .3371%

    174 - 210                .3000          175           .3325

    210 - 246                .2950          200           .3284

    246 - 282                .2900          225           .3249

    282 - 318                .2850          250           .3219

    318 - 354                .2800          275           .3190

    354 - 390                .2750          300           .3163

    390 - 426                .2700          325           .3137

    426 - 462                .2650          350           .3113

    462 - 498                .2600          375           .3090

    498 - 534                .2550          400           .3067

    Over 534                 .2500          425           .3046

                                            450           .3024

                                            475           .3003

                                            500           .2982

                                            525           .2962

                                            550           .2942

   The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $539 billion of group net assets - the approximate level for September 1997 - was 0.2950%, which is the weighted average of the respective fee rates for each level of group net assets up to $539 billion.
The individual fund fee rates for Destiny I and Destiny II are 0.17% and 0.30%, respectively. Based on the average group net assets of the
funds advised by FMR for September 19   97    , each fund's annual
basic fee rate would be calculated as follows:

             Group Fee Rate         Individual Fund Fee Rate         Basic Fee Rate

Destiny I       0.2950    %   +     0.17%                      =        0.4650    %

Destiny II      0.2950    %   +     0.30%                      =        0.5950    %


One-twelfth of this annual basic fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee    for each
fund     is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the Standard & Poor's 500 Index (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months.
Each percentage point of difference, calculated to the nearest 1.00% (up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.
The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
The maximum annualized adjustment rate is limited to (plus/minus)0.24% of each fund's average net assets up to and including $100,000,000 and (plus/minus)0.20% of each fund's average net assets in excess of $100,000,000 over the performance period.
   A     fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or
capital gain distributions paid by    the     fund are treated as if
reinvested in fund shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
Because the adjustment to the basic fee is based on    a     fund's
performance compared to the investment record of the Index, the
controlling factor is not whether    the     fund's performance is up
or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance
of    the     fund is based solely on the relevant performance period
without regard to the cumulative performance over a longer or shorter period of time.
The    following table     shows the    amount     of management fees
paid by    each     fund to FMR    for the past three fiscal years,
and     the amount of negative or positive performance adjustments
   to the     management fees paid by each fund.

Fund         Fiscal Years Ended   Performance             Management Fees
             September 30         Adjustment              Paid to FMR

Destiny I     19   97              $    (5,561,177)          $ 19,154,944    *

              1996                 $ 6,251,818               $ 26,878,078    *

              1995                 $ 5,930,876               $ 23,124,169    *



Destiny II    19   97              $    (3,137,435)          $ 15,305,746    *

              1996                 $ 2,752,964               $ 16,685,378    *

              1995                 $ 2,182,118               $ 12,533,380    *


   * Including the amount of the performance adjustment.
FMR may, from time to time, voluntarily reimburse all or a portion of
   a     fund's operating expenses (exclusive of interest, taxes,
brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase    a     fund's total
returns, and repayment of the reimbursement by a fund will lower its total returns.
SUB-ADVISERS. On behalf of Destiny I and Destiny II, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
For providing investment advice and research services, fees paid to
the sub-advisers by FMR for    the past three fiscal years     are
shown in the table below.
Destiny I

Fiscal Year Ended September 30   FMR U.K.           FMR Far East

199   7                          $    257,649       $    238,595

1996                             $ 223,448          $ 224,531

1995                             $ 106,534          $ 104,413

Destiny II

Fiscal Year Ended September 30   FMR U.K.           FMR Far East

199   7                          $    146,081       $    135,752

1996                             $ 116,504          $ 117,029

1995                             $ 49,145           $ 48,587

CONTRACTS WITH FMR AFFILIATES
   Each fund has entered into a transfer agent agreement with     FSC,
an affiliate of FMR. Under the terms of the agreements, FSC
   performs transfer agency, dividend disbursing, and shareholder services for each fund.
For providing transfer agency services, FSC receives an annual account
fee and an asset-based fee each based on account    size and     fund
type for each retail account and certain institutional accounts. With respect to certain institutional retirement accounts, FSC receives an annual account fee and an asset-based fee based on account type or fund type. These annual account fees are subject to increase based on postal rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
   Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are 0.0600% of the first $500 million of average net assets and 0.0300%
    of average net assets in excess of $500 million. The fee,    not
including reimbursement for out-of-pocket expenses,     is limited to
a minimum of $60,000 and a maximum of $800,000 per year.
   Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.
             19   97            1996        1995

Destiny I    $    810,796       $ 798,587   $ 761,640

Destiny II   $    806,279       $ 793,367   $ 657,465

   For administering each fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.
   For the fiscal years ended September 1997, 1996, and 1995, the funds paid no securities lending fees.
   Each fund has entered into a franchise agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The franchise agreements call for each fund to issue a sufficient number of shares, which are continuously offered at NAV, to meet the requirements of all Plans sold, distributed, and/or issued by FDC.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Destiny I and Destiny II are funds of Fidelity Destiny Portfolios, an open-end management investment company originally organized as a Massachusetts corporation on January 7, 1969. On June 20, 1984, the trust was reorganized as a Massachusetts business trust, at which time its name was changed to Fidelity Destiny Fund. On December 20, 1985, the trust's name was changed to Fidelity
Destiny Portfolios to reflect the creation of a second series    -
the original series was named Destiny I and the second series was named Destiny II. Currently, Destiny I and Destiny II are the only funds of the trust. The Declaration of Trust permits the Trustees to create additional funds.
   In the event that FMR ceases to be the investment     adviser to
the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value
of    net asset value you own.     The shares have no preemptive or
conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and the funds will continue indefinitely.
CUSTODIAN. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of its custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts,     serves as the trust's independent accountant. The
auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the
fiscal year ended September 30, 1   997    , and report of the
auditor, are included in the funds' Annual Report, which is a separate report supplied with this SAI. The funds' financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the funds' Annual Report, contact FDC at the appropriate number listed on the front cover, 82 Devonshire Street, Boston, MA 02109, or your investment professional.
APPENDIX
DESCRIPTION OF MOODY'S INVESTORS SERVICE    RATINGS OF     CORPORATE
BOND   S    :
   Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA    -     Bonds    that     are rated Aaa are judged to be of the
best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA    -     Bonds    that     are rated Aa are judged to be of high
quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A    -     Bonds    that     are rated A possess many favorable
investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA    -     Bonds    that     are rated Baa are considered as
medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA    -     Bonds    that     are rated Ba are judged to have
speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B    -     Bonds    that     are rated B generally lack
characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA    -     Bonds    that     are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA    -     Bonds    that     are rated Ca represent obligations which
are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C    -     Bonds    that     are rated C are the lowest-rated class of
bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S    RATINGS OF     CORPORATE BONDS:
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
PART C - OTHER INFORMATION
Item 24.  Financial Statements and Exhibits
    (a) Financial Statements and Financial Highlights, included in the Annual Report for Destiny I and Destiny II for the fiscal year ended September 30, 1997 are attached to the portfolios' prospectus, are incorporated by reference into the funds' Statement of Additional Information, and were filed on November 14, 1997 for the Fidelity Destiny Portfolios (No. 811-1796) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
  (b) Exhibits:
1.(a) Declaration of Trust of Registrant, dated June 20, 1984, was electronically filed and is incorporated herein by reference to
Exhibit 1(a) to Post-Effective Amendment No. 59.
    (b) Supplement to Declaration of Trust, dated January 14, 1985, was electronically filed and is incorporated herein by reference to
Exhibit 1(b) to Post-Effective Amendment No. 59.
    (c) Supplement to Declaration of Trust, dated January 8, 1986, was electronically filed and is incorporated herein by reference to
Exhibit 1(c) to Post-Effective Amendment No. 59.
    (d) Supplement to Declaration of Trust, dated January 9, 1987, was electronically filed and is incorporated herein by reference to
Exhibit 1(d) to Post-Effective Amendment No. 59.
    (e) Supplement to Declaration of Trust, dated December 30, 1988, was electronically filed and is incorporated herein by reference to
Exhibit 1(e) to Post-Effective Amendment No. 59.
    (f) Supplement to Declaration of Trust, dated January 31, 1994, was electronically filed and is incorporated herein by reference to
Exhibit 1(f) to Post-Effective Amendment No. 59.
2. Bylaws of Registrant were electronically filed and are incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 59.
3. Not applicable.
4. Not applicable.
5. (a) Management Contract between Registrant, on behalf of Destiny I and Fidelity Management & Research Company dated November 1, 1993 was electronically filed and is incorporated herein by reference to
Exhibit 5(a) of Post-Effective No. 57.
    (b) Management Contract between Registrant, on behalf of Destiny II and Fidelity Management & Research Company dated November 1, 1993 was electronically filed and is incorporated herein by reference to
Exhibit 5(b) of Post-Effective No. 57.
    (c) Sub-Advisory Agreement between Destiny I and FMR U.K. and Fidelity Management & Research Company dated November 1, 1993 was electronically filed and is incorporated herein by reference to
Exhibit 5(c) of Post-Effective Amendment No. 60.
    (d) Sub-Advisory Agreement between Destiny I and FMR Far East and Fidelity Management & Research Company dated November 1, 1993 was electronically filed and is incorporated herein by reference to
Exhibit 5(f) of Post-Effective Amendment No. 57.
    (e) Sub-Advisory Agreement between Destiny II and FMR U.K. and Fidelity Management & Research Company dated November 1, 1993 was electronically filed and is incorporated herein by reference to
Exhibit 5(c) of Post-Effective Amendment No. 57.
    (f) Sub-Advisory Agreement between Destiny II and FMR Far East and Fidelity Management & Research Company dated November 1, 1993 was electronically filed and is incorporated herein by reference to
Exhibit 5(d) of Post-Effective Amendment No. 57.
6. (a) Franchise Agreement dated August 2, 1984, between Registrant, on behalf of Destiny I, and Fidelity Distributors Corporation was electronically filed and is incorporated herein by reference to
Exhibit 6(a) of Post-Effective Amendment No. 59.
    (b) Franchise Agreement dated December 30, 1985, between Registrant, on behalf of Destiny II, and Fidelity Distributors Corporation, was electronically filed and is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 59.
    (c) Amendment to Franchise Agreement dated March 14, 1996, between Registrant, on behalf of Destiny I and Destiny II, and Fidelity Distributors Corporation, is filed herein as Exhibit 6(c).
7. (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
    (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
8. (a) Custodian Agreement, Appendix A and Appendix C, dated February 1, 1996, between State Street Bank and Trust Company and the Registrant is incorporated herein by reference to Exhibit 8(b) of Fidelity Institutional Trust's Post-Effective Amendment No. 22 (File No. 33-15983).
    (b) Appendix B, dated May 16, 1996 to the Custodian Agreement, dated February 1, 1996, between State Street Bank and Trust Company and the Registrant is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 62.
    (c) Fidelity Group Repo Custodian Agreement among The Bank of New York, J.P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (d) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post Effective Amendment No. 31.
    (e) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (f) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (g) Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
    (h) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
 9.  Not applicable.
10. Not applicable.
11. Consent of Coopers & Lybrand L.L.P. is filed herein as Exhibit 11.
12. Not applicable.
13. Not applicable.
(14) (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
    (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
 (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
 (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
 (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
 (q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
15. Not applicable.
16(a) Schedules and data points for total return for Destiny I and Destiny II are incorporated herein by reference to Exhibit 16(a) of Post-Effective Amendment No. 60.
16(b) Schedules and data points for moving averages for Destiny I and Destiny II are incorporated herein by reference to Exhibit 16(b) of Post-Effective Amendment No. 60.
17. Financial Data Schedules for Destiny I and Destiny II are filed herein as Exhibit 17.
Item 25. Persons Controlled by or under Common Control with Registrant

 The Board of Trustees of Registrant is the same as the boards of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.

Item 26.  Number of Holders of Securities
October 31, 1997

Title of Class   Number of Record Holders

Destiny I            7,748

Destiny II         11,233

Item 27.  Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 5 of the Franchise Agreement, the Registrant shall indemnify and hold harmless Fidelity Distributors Corporation (Distributors) and each person, if any, subjected to liability because of connection with Distributors and their respective successors (all hereinafter in this paragraph referred to as the "Defendants") against any liability, claims, damage or expense (including, unless the Registrant elects to assume the defense, the reasonable cost of investigating and defending any alleged liability, claim, damage, or expense and reasonable counsel fees in connection therewith), joint or several, arising by reason of any person acquiring any Plans for Registrant shares on the ground that the registration statement or prospectus for shares of the Registrant includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make statements therein not misleading, unless such statement or omission occurred by reason of a variance in the prospectus prepared by Distributors from the prospectus as contained in the composition, etc., supplied by the Registrant or was made in reliance upon information furnished by Distributors for use therein. In no case is the indemnity of the Registrant in favor of Distributors or any person indemnified to be deemed to protect Distributors or any such person against any liability to the Registrant or its security holders to which Distributors or any controlling person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement. Upon the commencement of any suit against any Defendant in respect of which indemnity may be sought as aforesaid, such Defendant shall promptly notify the Registrant, but failure so to notify the Registrant shall not relieve the Registrant from any liability the Registrant may have to the Defendants otherwise than on account of said indemnity agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
 5. The Registrant shall indemnify
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d        Chairman of the Board of FMR; President and Chief
                            Executive Officer of FMR Corp.; Chairman of the
                            Board and Director of FMR, FMR Corp., FMR Texas
                            Inc., FMR (U.K.) Inc., and FMR (Far East) Inc.;
                            Chairman of the Board and Representative Director of
                            Fidelity Investments Japan Limited; President and
                            Trustee of funds advised by FMR.



Robert C. Pozen             President and Director of FMR; Senior Vice President
                            and Trustee of funds advised by FMR; President and
                            Director of FMR Texas Inc., FMR (U.K.) Inc., and
                            FMR (Far East) Inc.; General Counsel, Managing
                            Director, and Senior Vice President of FMR Corp.



J. Gary Burkhead            President of FIIS; President and Director of FMR,
                            FMR Texas Inc., FMR (U.K.) Inc., and FMR (Far
                            East) Inc.; Managing Director of FMR Corp.; Senior
                            Vice President and Trustee of funds advised by FMR.



Peter S. Lynch              Vice Chairman of the Board and Director of FMR.



Marta Amieva                Vice President of FMR.



John Carlson                Vice President of FMR.



Dwight D. Churchill         Senior Vice President of FMR.



Barry Coffman               Vice President of FMR.



Arieh Coll                  Vice President of FMR.



Stephen G. Manning          Assistant Treasurer of FMR



William Danoff              Senior Vice President of FMR and of a fund advised by
                            FMR.



Scott E. DeSano             Vice President of FMR.



Craig P. Dinsell            Vice President of FMR.



Penelope Dobkin             Vice President of FMR and of a fund advised by FMR.



George C. Domolky           Vice President of FMR.



Bettina Doulton             Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle           Vice President of FMR and a fund advised by FMR.



Richard B. Fentin           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Gregory Fraser              Vice President of FMR and of a fund advised by FMR.



Jay Freedman                Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Secretary of
                            FMR Texas Inc.



Robert Gervis               Vice President of FMR.



David L. Glancy             Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant              Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield         Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer              Senior Vice President of FMR.



Bart A. Grenier             Vice President of FMR and of High-Income Funds
                            advised by FMR.



Robert Haber                Vice President of FMR.



Richard C. Habermann        Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



William J. Hayes            Senior Vice President of FMR; Vice President of
                            Equity funds advised by FMR.



Richard Hazlewood           Vice President of FMR and of a fund advised by FMR.



Fred L. Henning Jr.         Senior Vice President of FMR; Vice President of
                            Fixed-Income funds advised by FMR.



Bruce Herring               Vice President of FMR.



John R. Hickling            Vice President of FMR and of a fund advised by FMR.



Robert F. Hill              Vice President of FMR; Director of Technical
                            Research.



Curt Hollingsworth          Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson          Senior Vice President of FMR and of a fund advised by
                            FMR; Associate Director and Senior Vice President of
                            Equity funds advised by FMR.



David B. Jones              Vice President of FMR.



Steven Kaye                 Vice President of FMR and of a fund advised by FMR.



Francis V. Knox             Vice President of FMR; Compliance Officer of FMR
                            (U.K.) Inc.



David P. Kurrasch           Vice President of FMR.



Robert A. Lawrence          Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by
                            FMR; Vice President of High Income funds advised by
                            FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Mark G. Lohr                Vice President of FMR; Treasurer of FMR, FMR
                            (U.K.) Inc., FMR (Far East) Inc., and FMR Texas Inc.



Arthur S. Loring            Senior Vice President, Clerk, and General Counsel of
                            FMR; Vice President/Legal, and Assistant Clerk of
                            FMR Corp.; Secretary of funds advised by FMR.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Charles Mangum              Vice President of FMR.



Kevin McCarey               Vice President of FMR.



Diane McLaughlin            Vice President of FMR.



Neal P. Miller              Vice President of FMR.



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Scott Orr                   Vice President of FMR.



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR.



Kenneth A. Rathgeber        Vice President of FMR; Treasurer of funds advised by
                            FMR.



Kennedy P. Richardson       Vice President of FMR.



Mark Rzepczynski            Vice President of FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Fergus Shiel                Vice President of FMR.



Carol Smith-Fachetti        Vice President of FMR.



Steven J. Snider            Vice President of FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by
                            FMR; Senior Vice President and Director of
                            Operations and Compliance of FMR (U.K.) Inc.



Thomas Sprague              Vice President of FMR.



Robert E. Stansky           Senior Vice President of FMR; Vice President of a
                            fund advised by FMR.



Scott Stewart               Vice President of FMR.



Cythia Straus               Vice President of FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana             Senior Vice President of FMR; Vice President of a
                            fund advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR.





(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England
 FMR U.K. provides investment advisory services to Fidelity Management
& Research Company and Fidelity Management Trust Company.  The
directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR U.K.,
                       FMR, FMR Corp., FMR Texas Inc., and FMR (Far
                       East) Inc.; Chairman of the Executive Committee of
                       FMR; President and Chief Executive Officer of FMR
                       Corp.; Chairman of the Board and Representative
                       Director of Fidelity Investments Japan Limited;
                       President and Trustee of funds advised by FMR.



J. Gary Burkhead       President of FIIS; President and Director of FMR
                       U.K., FMR, FMR (Far East) Inc., and FMR Texas Inc.;
                       Managing Director of FMR Corp.; Senior Vice
                       President and Trustee of funds advised by FMR.



Robert C. Pozen        President and Director of FMR; Senior Vice President
                       and Trustee of funds advised by FMR; President and Director of FMR Texas Inc., FMR (U.K.) Inc., and
                       FMR (Far East) Inc.; General Counsel, Managing
                       Director, and Senior Vice President of FMR Corp.



Mark G. Lohr           Treasurer of FMR U.K., FMR, FMR (Far East) Inc.,
                       and FMR Texas Inc.; Vice President of FMR.



Stephen G. Manning     Assistant Treasurer of FMR U.K., FMR, FMR (Far
                       East) Inc., and FMR Texas Inc.; Treasurer of FMR
                       Corp.



Francis V. Knox        Compliance Officer of FMR U.K.; Vice President of
                       FMR.



Jay Freedman           Clerk of FMR U.K., FMR (Far East) Inc., and FMR
                       Corp.; Assistant Clerk of FMR; Secretary of FMR
                       Texas Inc.


(3)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FAR EAST) INC. (FMR FAR
EAST)
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 FMR Far East provides investment advisory services to Fidelity
Management & Research Company and Fidelity Management Trust Company.
The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR Far East,
                       FMR, FMR Corp., FMR Texas Inc., and FMR (U.K.)
                       Inc.; Chairman of the Executive Committee of FMR;
                       President and Chief Executive Officer of FMR Corp.;
                       Chairman of the Board and Representative Director of Fidelity Investments Japan Limited; President and
                       Trustee of funds advised by FMR.



J. Gary Burkhead       President of FIIS; President and Director of FMR Far
                       East, FMR Texas Inc., FMR, and FMR (U.K.) Inc.;
                       Managing Director of FMR Corp.; Senior Vice
                       President and Trustee of funds advised by FMR.



Robert C. Pozen        President and Director of FMR; Senior Vice President
                       and Trustee of funds advised by FMR; President and Director of FMR Texas Inc., FMR (U.K.) Inc., and
                       FMR (Far East) Inc.; General Counsel, Managing
                       Director, and Senior Vice President of FMR Corp.



Bill Wilder            Vice President of FMR Far East; President and
                       Representative Director of Fidelity Investments Japan
                       Limited.



Mark G. Lohr           Treasurer of FMR Far East, FMR, FMR (U.K.) Inc.,
                       and FMR Texas Inc.; Vice President of FMR.



Stephen G. Manning     Assistant Treasurer of FMR Far East, FMR, FMR
                       (U.K.) Inc., and FMR Texas Inc.; Vice President and
                       Treasurer of FMR Corp.



Jay Freedman           Clerk of FMR Far East, FMR (U.K.) Inc., and FMR
                       Corp.; Assistant Clerk of FMR; Secretary of FMR
                       Texas Inc.



Robert Auld            Vice President of FMR Far East.


Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

James Curvey           Director                   None

Martha B. Willis       President                  None

Arthur S. Loring       Vice President and Clerk   Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' custodian: State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA.
Item 31. Management Services
 Not applicable
Item 32. Undertakings
 The Registrant on behalf of Destiny I and Destiny II undertakes to deliver to each person who has received the prospectus or annual or semiannual financial report for a fund in an electronic format, upon his or her request and without charge, a paper copy of the prospectus or annual or semiannual report for the fund.
 The Registrant on behalf of Destiny I and Destiny II undertakes, provided the information required by Item 5A is contained in the annual report, undertakes to furnish each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 63 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 13th day of November 1997.
      FIDELITY DESTINY PORTFOLIOS
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)   (Title)   (Date)


/s/Edward C. Johnson 3d  (dagger)   President and Trustee           November 13, 1997

Edward C. Johnson 3d                (Principal Executive Officer)



/s/Richard A. Silver                Treasurer                       November 13, 1997

Richard A. Silver



/s/Ralph F. Cox                 *   Trustee                         November 13, 1997

Ralph F. Cox



/s/Phyllis Burke Davis      *       Trustee                         November 13, 1997

Phyllis Burke Davis



/s/Robert M. Gates           **     Trustee                         November 13, 1997

Robert M. Gates



/s/E. Bradley Jones           *     Trustee                         November 13, 1997

E. Bradley Jones



/s/Donald J. Kirk               *   Trustee                         November 13, 1997

Donald J. Kirk



/s/Peter S. Lynch               *   Trustee                         November 13, 1997

Peter S. Lynch



/s/Marvin L. Mann            *      Trustee                         November 13, 1997

Marvin L. Mann



/s/William O. McCoy        *        Trustee                         November 13, 1997

William O. McCoy



/s/Gerald C. McDonough  *           Trustee                         November 13, 1997

Gerald C. McDonough



/s/Thomas R. Williams       *       Trustee                         November 13, 1997

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Hereford Street Trust
Fidelity Advisor Series I                Fidelity Income Fund
Fidelity Advisor Series II               Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV               Fidelity Investment Trust
Fidelity Advisor Series V                Fidelity Magellan Fund
Fidelity Advisor Series VI               Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII              Fidelity Money Market Trust
Fidelity Advisor Series VIII             Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust             Fidelity Municipal Trust
Fidelity Boston Street Trust             Fidelity Municipal Trust II
Fidelity California Municipal Trust      Fidelity New York Municipal Trust
Fidelity California Municipal Trust II   Fidelity New York Municipal Trust II
Fidelity Capital Trust                   Fidelity Phillips Street Trust
Fidelity Charles Street Trust            Fidelity Puritan Trust
Fidelity Commonwealth Trust              Fidelity Revere Street Trust
Fidelity Concord Street Trust            Fidelity School Street Trust
Fidelity Congress Street Fund            Fidelity Securities Fund
Fidelity Contrafund                      Fidelity Select Portfolios
Fidelity Corporate Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust              Fidelity Summer Street Trust
Fidelity Court Street Trust II           Fidelity Trend Fund
Fidelity Covington Trust                 Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund                Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                 Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity Union Street Trust
  Portfolio, L.P.                        Fidelity Union Street Trust II
Fidelity Devonshire Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                   Newbury Street Trust
Fidelity Financial Trust                 Variable Insurance Products Fund
Fidelity Fixed-Income Trust              Variable Insurance Products Fund II
Fidelity Government Securities Fund      Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_   July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates              March 6, 1997

Robert M. Gates

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________    /s/Peter S. Lynch________________

Edward C. Johnson 3d                  Peter S. Lynch




/s/J. Gary Burkhead_______________    /s/William O. McCoy______________

J. Gary Burkhead                      William O. McCoy


/s/Ralph F. Cox __________________   /s/Gerald C. McDonough___________

Ralph F. Cox                         Gerald C. McDonough


/s/Phyllis Burke Davis_____________   /s/Marvin L. Mann________________

Phyllis Burke Davis                   Marvin L. Mann


/s/E. Bradley Jones________________   /s/Thomas R. Williams ____________

E. Bradley Jones                      Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk